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                                                                 EXHIBIT 10(a)


      The following individuals, all of whom are either directors or executive officers of Citi-Bancshares, Inc., have entered into a Shareholder Agreement substantially identical to the Shareholder Agreement which is Exhibit 2 to the Agreement and Plan of Merger filed as Exhibit 2(a).

Name


Douglas W. Braun
Clifton L. Bridges
W. Thomas Brooks
Thomas N. Grizzard
William F. Herlong, Jr.
Wendell F. Husebo
Walter S. McLin, III
Ken W. Mullis
Terry Trexler
Ferrell D. Young